Exhibit 99.2

CPG INTERNATIONAL

Building Products. Better.

AZEK
Building Products

2008 Third Quarter Earnings Call

November 13, 2008

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the
Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our credit agreements and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit agreements and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-
recurring charges with respect to the closing of the acquisition of Compos-A-Tron Manufacturing, (the “Composatron Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s December 31, 2007 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted
EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreements and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreements and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered, premium, low-
maintenance building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK ® Trimboards, AZEK® Deck, AZEK®
Moulding, Premier and Trademark Railing, Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands.  For additional information on CPG please visit our web site at http:// www.cpgint.com.

Please note:

To access the conference call, please dial (866) 315-3365, and use conference ID code 69552646.  An encore presentation will be available for one week after the completion of the call.  In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 69552646.

2008 Third Quarter Financial Highlights

Market Conditions:                    Housing starts down 31% from prior year Q3

             Raw material costs up 39.9% from prior year Q3

Revenue:                                                     $90.9mm Q3 2008 vs. $82.6mm in Q3 2007

Scranton Products growth, Composatron Acquisition and AZEK
Deck offset decline in residential and industrial products

Gross Margin:                                    25.3% Q3 2008 vs. 28.5% in Q3 2007

Higher material costs partially offset by price increases and operating efficiencies

SG&A:                                                              $13.7mm Q3 2008 vs. $13.4mm in Q3 2007

Increased expenses from the Composatron Acquisition,
primarily depreciation and amortization

Adjusted EBITDA:                       Up 0.1% to $16.5mm; 18.2% Adjusted EBITDA
margin

Net Income/Loss:                         $0.6mm income Q3 2008, up from $0.2mm net
                                                                                     income in Q3 2007

Quarter Highlights

Operational Highlights – Scranton Products

Increasing Market Penetration:

Market share growth in Commercial business

Success with Pinnacle dealers sign up and productive reps

Well positioned moving into bid season for 2009

Focus on improving customer experience with CSR department

Improving Cost Position:

Inventory position down 8%

Product Leadership:

Fire rated line of partitions

Quarter Highlights

Operational Highlights – AZEK

Increasing Market Penetration:

Volume continues to outpace underlying markets

Inventory levels extremely low in channel and expected to be taken down further in Q4

Expanded AZEK product offering being well received by dealers

Home Depot test completed, increasing store count and revenue

Improving Cost Position:

Scranton decking manufacturing on-line

Improved scheduling/production planning

Optimizing production efficiencies

Product Leadership:

Launch of AZEK Edge

Porch plank launch well received

Railing product introduced to AZEK channel

Mouldings line continues to grow

Quarter Highlights

AZEK
SP
$82.6
$59.6
$94.2
$75.4
$80.9
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

Volume
ASP
$1.38
$1.37
$1.32
$1.50
$1.51
60.0
43.5
71.4
50.3
60.0
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

Quarterly Revenue

Financial Overview

YOY $8.3

or 10.1%

Revenue

($ in millions)

Volume & ASP

(lbs in millions)

Q3 ’07 Rev                                $82.6

Composatron PF ’07(1)                  5.3

Q3 ’07 PF Rev                          $87.9

AZEK                                           (0.2)

SP                                                 3.2

Q3 ’08 Rev                                $90.9

Pro Forma Variance Analysis

($ in millions)

YOY revenue up 10.1%

SP commercial sales channel repositioning
shows positive results

Composatron acquisition and AZEK Deck
expansion offset by softness in housing
market

Industrial end markets soft

YOY $3.0

or 3.4%

Footnote:

(1)  Excludes $0.5mm of non-railing revenue in 2007.

Adjusted EBITDA
Margin
20.0%
17.6%
19.2%
13.9%
18.2%
$16.5
$10.6
$18.1
$10.5
$16.5
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

28.5%
26.1%
26.4%
23.1%
25.3%
16.2%
18.3%
13.1%
17.6%
15.0%
Gross Margin
SG&A
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

•

–

–

–

Quarterly Earnings

YOY Adj. EBITDA down 0.6%

Modest volume increase

Material costs up 40% year over year

Increased SG&A due to Composatron
Acquisition

Financial Overview

Adjusted EBITDA

($ in millions)

Gross Margin/SG&A

(% of revenue)

Q3 ’07 Adj. EBITDA                                  $16.5

Composatron PF ’07                               1.0

Q3 ’07 PF Adj. EBITDA                        $17.5

Change                                         (1.0)

Q3 ’08 Adj. EBITDA                                  $16.5

Variance Analysis

($ in millions)

YOY $0.0

or 0.1%

YOY $(1.0)

or (5.7)%

Reported Revenue
Pro Forma
$274.4
$267.5
$20.3
$7.1
$254.1
$260.4
YTD '07
YTD '08

Reported EBITDA
Pro Forma
$57.3
$46.9
$4.7
$1.7
$52.6
$45.2
YTD '07
YTD '08

•

•

Year to Date Performance

Financial Overview

Revenue / Pro Forma

($ in millions)

Pro Forma Adj. EBITDA

($ in millions)

YTD Q3 ’07 Rev                      $254.1

Composatron PF ’07(1)                16.9

Procell PF ’07                               3.4

YTD Q3 ’07 PF Rev                $274.4

AZEK                                           (8.6)

SP                                                 1.7

YTD Q3 ’08 PF Rev(1)             $267.5

Pro Forma Variance Analysis

($ in millions)

Pro forma revenue outpacing
underlying markets

Profitability impacted by material
costs

Footnote:

(1)  Excludes $5.6mm of non-railing revenue in 2007and $0.8mm in 2008.

YOY $(10.4)

or (18.2)%

YOY $(6.9)

or (2.5)%

$3.2
$4.1
$1.5
$0.8
$1.1
Q2 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

$10.4
$3.4
YTD '07
YTD '08

$8.4
$7.4
$7.3
$21.8
$17.0
$14.4
2002
2003
2004
2005
2006
2007
2008E

-

-

Capital Expenditures

Strategic projects and maintenance
investment continues

Ample capacity to serve market

Financial Overview

YOY $(3.0)

or (73.2)%

Quarter Cap Ex

($ in millions)

Historical Cap Ex

($ in millions)

$7 - $11

YTD Cap Ex

($ in millions)

YOY $(7.0)

or (67.3)%

CPG INTERNATIONAL

Days
108
55
58
72
55
$35.8
$52.4
$47.2
$46.0
$36.9
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

Days
36
47
45
50
31
$32.6
$30.7
$50.7
$40.8
$28.2
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

% TTM Rev
14.3 %
17.9 %
18.8 %
16.4 %
9.3 %
$43.8
$56.4
$57.6
$53.9
$30.8
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

Working Capital Management

Tightly managing working capital

Disciplined inventory
management

Focused collections effort on
AR

AP in line with historical norms

Financial Overview

YOY $1.1

or 3.1%

Inventory and Inv Days

($ in millions)

AR and AR Days

($ in millions)

YOY ($4.4)

or (13.5)%

Inv/AR/Prepaid less AP/Accrued

($ in millions)

$267.9
$275.3
$302.5
$301.6
$285.5
4.2x
4.3x
4.7x
5.1x
4.9x
Net Debt
Net Debt/Adj.EBITDA
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

Revolver
Cash
$56.3
$48.2
$56.6
$51.9
$58.1
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

•

•

Liquidity Position

Financial Overview

Net Debt(1)& Net Debt/Adj. EBITDA(2)

($ in millions)

Liquidity

($ in millions)

Liquidity position at $58.1mm

Trailing Twelve Month September 30, 2008 Adjusted Pro Forma
EBITDA of $58.4mm

Footnotes:

(1)

Net debt defined as total debt and capital lease obligations less cash

(2)

Trailing twelve month pro forma adjusted EBITDA as defined in Credit Agreements

Capital Structure Overview1,2 (as of September 30, 2008)

Instrument

Amount
Outstanding

($ in millions)

Covenant

ABL Revolver ($65mm),  L+1.75%,  2/2013                                  $     0.0                          Minimum fixed charge (if excess

                                                                                                                                                availability <$7.5mm)

                                                                                                                                              coverage ratio =1.0x

Senior Secured Term Loan,  L+5.00%,  2/2011                                  25.0                         Senior secured debt/EBITDA = 2.5x

Capital Lease Obligations                                                                     7.5

     Senior Secured Debt                                                                 $   32.5

Senior Unsecured Floating Rate Notes, L+6.75%, 7/2012            $ 128.1                         Incurrence tests

Senior Unsecured Fixed Rate Notes, 10.5%, 7/2013                       150.0                         Incurrence tests

Total Debt                                                                                         $310.1

Cash                                                                                                    (24.2)

Net Debt                                                                                           $286.4

Annual Cash Interest Expense (paid semi-annually)                      $  32.2

1.  For detailed information about the Company’s debt instruments, please see “Management’s Discussion and Analysis of Financial condition and Results of Operations” in the
Company’s most recent Quarterly Report on Form 10-Q.

2.  On October 14, 2008, the Company borrowed $10.0 million under its ABL Revolver.

Low

High

$45mm

$50mm

2007 Guidance

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported for 2007, subject to the timing of the Procell and Composatron Acquisitions.

2008 Adjusted EBITDA Guidance(1)

Downside:

Housing market deteriorates further

Recession impacts remodeling market

Recession impacts industrial markets

Resin prices escalate further

Upside:

Higher AZEK®
Trim/Moulding/Deck/Railing growth

Increased market penetration for
AZEK products

Improved material cost

Operational efficiencies

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

_____________________

(1) Represents the pro forma effect from Procell Decking and Composatron as if the Procell Acquisition and the Composatron
Acquisition took place on January 1, 2007, as defined by our credit agreement.

16

Add:

Less:

Nine

Nine

Months

Months

Twelve Months

Year Ended

Ended

Ended

Ended

(Dollars in thousands)

December 31,

September

30,

September

30,

30,

30

,

September

30

,

200

7

2008

2007

200

8

Net

(l

oss) income

$

4,627

$

          (

1

2

1

)

$

6,

3

5

6

$

(

1

,

8

50

)

Interest expense, net

33,698

26

,

4

7

4

25

,

385

34,

7

8

7

Income tax

expense

(benefit)

3,760

(

1

5

1

)

5

,

503

(

1,8

94

)

Depreciation and amortization

1

8

,

157

15

,9

7

1

12

,

866

2

1

,

2

62

EBITDA

60

,

242

4

2

,

173

5

0

,

110

5

2

,

305

Relocation and hiring costs

—

659

—

659

Com

posatron

non

-

recurring charges

—

346

—

346

Management fee

and expenses

1,733

1,

4

6

7

1,330

1

,

87

0

Severance costs

1,009

1

6

5

805

3

69

Settlement charges

500

26

500

26

Gain on sale of property

(422

)

—

(443

)

21

Non

-

cash compensation charge

381

103

229

255

Santana Acquisition costs

13

—

13

—

Procell non

—

recurring charges

60

—

60

—

Registration e

xpenses

related to Notes

—

2

38

—

2

38

Adjusted EBITDA

$

63,5

16

$

45

,

1

7

7

$

52

,

604

$

5

6

,

0

8

9

Pro forma adjustments

(1)

5,266

1,736

4,68

0

2

,

3

2

2

Adjusted EBITDA with pro forma adjustments

$

68,

782

$

46

,

9

1

3

$

5

7

,

284

$

58,

4

1

1

CPG INTERNATIONAL

(lbs in thousands)	Q1 2008	Q2 2008	Q3 2008	TOTAL
AZEK Building Products	60,305	36,180	46,695	143,180
Scranton Products	11,084	14,113	13,326	38,523
Total	71,389	50,293	60,021	181,703

	Q1 2007	Q2 2007	Q3 2007	TOTAL
AZEK Building Products	60,581	40,481	46,944	148,006
Scranton Products	12,873	14,187	13,035	40,095
Total	73,454	54,668	59,979	188,101

Quarterly Volume Information

Appendix

CPGINTERNATIONAL

CPGINTERNATIONAL
Building Products. Better.
AZEK
Building Products
SCRANTON PRODUCTS
AZEK Trim
AZEK Deck
AZEK Moulding
CELTEC
Vycom
Division of AZEK Building Products
Flametec
HITEC
HIGH DENSITY POLYETHYLENE (HDPE)
SEABOARD
COMTEC
INDUSTRIES
HINY HIDERS
Santana Products
CAPITOL
PARTITIONS INC.

Industrial

Commercial

Residential

Industrial

CPG

CPG

18